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                                                                    Exhibit 10.1


               AMENDMENT AND WAIVER TO LOAN AND SECURITY AGREEMENT

         This Amendment and Waiver to Loan and Security Agreement (this "AGREEMENT") dated as of October 31, 2000 by and between Fleet Capital Corporation (the "LENDER") and IGI, Inc., IGEN, Inc., Immunogenetics, Inc. and Blood Cells, Inc. (each a "Borrower" and collectively, the "BORROWERS"), as parties to that certain Loan and Security Agreement dated October 29, 1999, as amended by that certain Amendment to Loan and Security Agreement dated as of April 12, 2000 and that Second Amendment to Loan and Security Agreement dated as of June 23, 2000 (as amended and in effect from time to time, the "LOAN AGREEMENT").

                              W I T N E S S E T H:

         WHEREAS, the Borrowers have requested that the Lender waive certain Events of Default which exist under the Loan Agreement and amend certain terms and conditions of the Loan Agreement and the Term Loan A Note in the manner set forth herein; and

         WHEREAS, the Lender is willing to waive such Events of Default and amend certain terms and conditions of the Loan Agreement and the Term Loan A Note on the terms and conditions set forth herein.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         SECTION 1. AMENDMENT TO THE LOAN AGREEMENT. The following is added to the end of the first sentence of Section 1.2.1 of the Loan Agreement:

                  ; provided, that, without in any way affecting the other regularly scheduled quarterly principal payments, with respect to the quarterly principal payment due on November 1, 2000, such principal payment shall be in the amount of $100,000 and the balance of such quarterly principal payment ($133,333.33) shall be payable on December 29, 2000.

         SECTION 2. AMENDMENT TO TERM LOAN A NOTE. The following is added to the end of subsection (b) of the third paragraph on Page 1 of the Term Loan A Note:

                  ; provided, that, without in any way affecting the other regularly scheduled quarterly principal payments, with respect to the quarterly principal payment due on November 1, 2000, such principal payment shall be in the amount of $100,000 and the balance of such quarterly principal payment ($133,333.33) shall be payable on December 29, 2000.

         SECTION 3. CONDITIONS PRECEDENT. The effectiveness of the amendment and waivers contained herein shall be subject to the prior satisfaction, on or before the date hereof, of the following conditions precedent:

                  (a) Execution and delivery by the Borrowers and the Lender of this Agreement.
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                  (b) The Lender shall have received a copy of the fully
         executed Amendment No. 3 to Note and Equity Purchase Agreement among the Borrower and American Capital Strategies, Ltd. and ACS Funding Trust I in form, scope and substance satisfactory to the Lender.

         SECTION 4. REPRESENTATIONS AND WARRANTIES. The Borrowers hereby represent and warrant to the Lender that (a) all of the representations and warranties made by the Borrowers in the Loan Agreement and the other Loan Documents are true and correct on the date hereof as if made on and as of the date hereof, except to the extent that any of such representations and warranties expressly relate by their terms to a prior date (b) after giving effect to the transactions contemplated hereby, no Event of Default under and as defined in any of the Loan Documents has occurred and is continuing on the date hereof.

         SECTION 5. RATIFICATION OF EXISTING AGREEMENTS. Each of the Borrowers hereby acknowledges and agrees that nothing set forth herein shall alter or affect the validity or effectiveness of any of the Obligations. All of the Obligations as evidenced by or otherwise arising under the Loan Agreement and the other Loan Documents, are, by each Borrowers' execution of this Agreement, ratified and confirmed in all respects. In addition, by their execution of this Agreement, each of the Borrowers represents, warrants and agrees that no counterclaim, right of set-off, right of recoupment or defense of any kind exists or is outstanding with respect to the Obligations. As of October 31, 2000, the aggregate principal amount of the Revolving Credit Loans outstanding is $3,007,990.20; the principal amount of the Term Loan A outstanding is $2,705,000.00, the principal amount of the Term Loan B outstanding is $0.00; and the aggregate principal amount of the Capital Expenditure Loans outstanding is $0.00.

         SECTION 6. WAIVERS. Subject to the satisfaction of the conditions set forth below, the Lender waives those Events of Default that have occurred under the Loan Agreement as a result of the Borrowers' failure on or before September 30, 2000 to comply with those sections of the Loan Agreement set forth on
Schedule 1 attached hereto. The waiver set forth in this Section 6 shall be effective only for those Events of Defaults contained in the existing Loan Agreement as specified in the preceding sentence occurring on or before September 30, 2000 and such waiver shall not entitle the Borrowers to any future waiver in similar or other circumstances. Without limiting the foregoing, upon the occurrence of an Event of Default after September 30, 2000, or if an Event of Default has occurred and is continuing on the date hereof that is not set forth on Schedule 1, the Lender shall be free in its sole and absolute discretion to accelerate the payment in full of the Borrowers' indebtedness to the Lender under the Loan Agreement and the other Loan Documents, and may, if the Lender so elects, proceed to enforce any or all of the Lender's rights under or in respect of the Loan Agreement and the other Loan Documents and applicable law.

         SECTION 7. NO WAIVER BY LENDER. Except as otherwise expressly provided for herein, nothing in this Agreement shall extend to or affect in any way the Borrowers' obligations or the Lender's rights and remedies arising under the Loan Agreement or the other Loan Documents, and the Lender shall not be deemed to have waived any or all of its remedies with respect to any Event of Default (other than an Event of Default arising under the Loan Agreement as a result of the Borrowers' failure to comply with those sections of the Loan Agreement set forth on Schedule 1 attached hereto and then only to the extent set forth in
Section 6 hereof) or event or condition which, with notice or the lapse of time, or both would
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become an Event of Default and which upon the Borrowers' execution and delivery of this Agreement might otherwise exist or which might hereafter occur.

         SECTION 8. RELEASE. The Borrowers, on their own behalf and on behalf of their shareholders, employees and agents and their successors and assigns, hereby waive, release and discharge the Lender and all affiliates of the Lender, and all of their directors, officers, employees, attorneys and agents, from any and all claims, demands, actions or causes of action whether known or unknown, arising out of or in any way relating to this Agreement, the Loan Agreement, the Loan Documents and/or any documents, agreements, dealings or other matters connected with the Loan Agreement, the Loan Documents or the administration thereof.

         SECTION 9. EXPENSES. The Borrowers agree to pay to the Lender (a) on the date hereof Lender's legal fees and disbursements incurred through the date hereof in connection with the negotiation and preparation of this Agreement and related matters, (b) on the date hereof Lender's examiner fees and disbursements incurred through the date hereof, and (c) upon demand from time to time any and all reasonable out-of-pocket costs or expenses (including commercial examiner fees and reasonable legal fees and disbursements) hereafter incurred by the Lender in connection with the administration of credit extended by the Lender to the Borrowers or the preservation of or enforcement of its rights under the Loan Agreement, the Notes and the other Loan Documents or in respect of any of the Borrowers' other obligations to the Lender.

         SECTION 10. MISCELLANEOUS PROVISIONS.

                  (a) Except as otherwise expressly provided by this Agreement, all of the terms, conditions and provisions of the Loan Agreement shall remain the same. It is declared and agreed by each of the parties hereto that the Loan Agreement, as amended hereby, shall continue in full force and effect, and that this Agreement and the Loan Agreement shall be read and construed as one instrument.

                  (b) The Borrowers shall at each time as the Lender may reasonably request execute and deliver such further instruments, and take such further action, in each case further to effect the purposes of this Agreement, the Loan Agreement, the Notes and the other Loan Documents.

                  (c) This Agreement is intended to take effect under, and shall be construed according to and governed by, the laws of the Commonwealth of Pennsylvania without giving effect to principles of conflicts of laws.

                  (d) This Agreement may be executed in any number of counterparts, but all such counterparts shall together constitute but one instrument. In making proof of this Agreement it shall not be necessary to produce or account for more than one counterpart signed by each party hereto by and against which enforcement hereof is sought. TIME IS OF THE ESSENCE AS TO ALL OF THE PROVISIONS HEREIN.

                  (e) THE BORROWERS AND THE LENDER HEREBY WAIVE THEIR RIGHT TO A JURY TRIAL WITH RESPECT TO ANY ACTION OR CLAIM ARISING OUT OF ANY DISPUTE IN CONNECTION WITH THIS AGREEMENT, THE LOAN AGREEMENT,
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         THE NOTES, THE OTHER LOAN DOCUMENTS OR ANY OF THE BORROWERS'
         OBLIGATIONS HEREUNDER OR THEREUNDER OR THE PERFORMANCE OF SUCH OBLIGATIONS.

         IN WITNESS WHEREOF, each of the parties hereto have caused this Agreement to be executed in its name and behalf by its duly authorized officer as of the date first written above.


                               IGI, INC.



                               By:
                                  ----------------------------------------------

                                    Its:
                                        ----------------------------------------


                               IGEN, INC.



                               By:
                                  ----------------------------------------------

                                    Its:
                                        ----------------------------------------


                               IMMUNOGENETICS, INC.



                               By:
                                  ----------------------------------------------

                                    Its:
                                        ----------------------------------------


                               BLOOD CELLS, INC.



                               By:
                                  ----------------------------------------------

                                    Its:
                                        ----------------------------------------


                               FLEET CAPITAL CORPORATION



                               By: /s/ Stephen M. Spencer
                                  ----------------------------------------------
                                       Stephen M. Spencer

                                    Its: Senior Vice President
                                        ----------------------------------------
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                                   SCHEDULE 1

1. The failure of the Borrowers to comply with Section 8.2.3(ii) for the period beginning on June 23, 2000 through September 30, 2000.

2. The failure of the Borrowers to comply with Section 8.3.1 for the period beginning on June 23, 2000 through September 30, 2000.

3. The failure of the Borrowers to comply with Section 8.3.2 for the period beginning on June 23, 2000 through September 30, 2000.